Exhibit 10.193

PROSPECT MEDICAL HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

Prospect Medical Holdings, Inc.

6083 Bristol Parkway, Suite 100

Culver City, CA 90230

Gentlemen:

1.             Subscription.  The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Prospect Medical Holdings, Inc. (the “Company”) the number of units (the “Units”) set forth on the signature page hereof at a purchase price of $110,000 per Unit.  Each Unit consists of 20,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”), convertible into shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”).  This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of the Company dated November 1, 2003, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering by the Company of a minimum of 69 Units (the “Minimum Amount”) and a maximum of 104 Units, plus an additional 31 Units to cover over-subscriptions, if any (the “Over-Subscription Units”) (the “Offering”).

                The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.  Certain terms used but not otherwise defined herein shall have the respective meanings provided in the Memorandum.

2.             Payment.  The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “American Stock Transfer & Trust Company, Escrow Agent for Prospect Medical Holdings, Inc.,” in the full amount of the purchase price of the Units being subscribed for.  To request wire transfer instructions, please contact Ms. DiAnn Ellis, Associate, Spencer Trask Ventures, Inc. (the “Placement Agent”), telephone no. (212) 326-9200, ext. 672.  Such funds will be held for the Purchaser’s benefit, and will be returned promptly, without interest, penalty, expense or deduction if this Subscription Agreement is not accepted by the Company, the Offering is terminated pursuant to its terms or by the Company, or the Minimum Amount of Units is not sold.  Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering two completed and executed Omnibus Signature Pages to the Subscription Agreement, the Stockholders’ Agreement and the Registration Rights Agreement.

3.             Deposit of Funds.  All payments made as provided in Section 2 hereof shall be deposited by the Placement Agent as soon as practicable with the Escrow Agent, in an escrow account (the “Escrow Account”) until the earliest to occur of (a) the closing of the sale of the Minimum Amount of Units (the “First Closing”), (b) the rejection of such subscription, or (c) the termination of the Offering by the Company or the Placement Agent.  The Company and the Placement Agent may continue to offer and sell the Units and conduct additional closings (each, a “Closing”) for the sale of additional Units after the First Closing and until the termination of the Offering.

4.             Acceptance of Subscription.  The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription.  The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement.  If this subscription is rejected in whole, or the Offering is terminated or the Minimum Amount is not raised, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5.             Representations and Warranties.  The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)           None of the shares of Preferred Stock contained in the Units or the shares of Common Stock issuable upon conversion of the shares of Preferred Stock offered pursuant to the Memorandum are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws.  The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)           The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein, and the Purchaser and the Advisers, if any, prior to the execution of this Subscription Agreement, have had access to the same kind of information as would be available in a registration statement filed by the Company under the Securities Act;

(c)           Neither the Securities and Exchange Commission nor any state securities commission has approved the Units or any of the shares of Preferred Stock or the shares of Common Stock issuable upon conversion of the shares of Preferred Stock, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum.  The Memorandum has not been reviewed by any Federal, state or other regulatory authority;

(d)           All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and the Advisers, if any;

(e)           The Purchaser and the Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and the Advisers, if any;

(f)            In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum or as contained in documents or answers to questions so furnished to the Purchaser or the Advisers by the Company;

(g)           The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)           The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent or as otherwise described in the Memorandum) and, in turn, to be paid to its selected dealers;

(i)            The Purchaser or its Advisers, as the case may be, together with the Advisers, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Units to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto.

(j)            The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only his own Advisers;

(k)           The Purchaser is acquiring the Units solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part.  The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the shares of Preferred Stock or the shares of Common Stock issuable upon conversion of the Preferred Stock, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l)            The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.  Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books.  Stop transfer instructions will be placed with the transfer agent of the securities constituting the Units.  The Company has agreed that purchasers of the Units will have, with respect to the shares of Common Stock underlying the Preferred Stock, the registration rights described in the Registration Rights Agreement in the form of Annex C to the Memorandum.  Notwithstanding such registration rights, there can be no assurance that there will be any market for resale of the Units, the Preferred Stock, or the Common Stock, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;

(m)          The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units for an indefinite period of time;

(n)           The Purchaser is aware that an investment in the Units involves a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum, and, in particular, acknowledges that the Company has had a limited operating history and is engaged in a highly competitive business;

(o)           The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification contained herein;

(p)           The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)           The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;

(r)            The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith the Company or the Placement Agent is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Memorandum.  The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Units;

(s)           The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities.  The Purchaser is knowledgeable about investment considerations in development-stage companies.  The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur.  The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive.  The investment is a suitable one for the Purchaser;

(t)            The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

(u)           The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(v)           No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Memorandum;

(w)          Within five (5) days after receipt of a request from the Company or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agent is subject;

(x)            The Purchaser’s substantive relationship with the Placement Agent or subagent through which the Purchaser is subscribing for Units predates the Placement Agent’s or such subagent’s contact with the Purchaser regarding an investment in the Units;

(y)           THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(z)            The Purchaser acknowledges that neither the shares of Preferred Stock nor the shares of Common Stock have been recommended by any Federal or state securities commission or regulatory authority. In making an investment decision investors must rely on their own examination of the Company and the terms of the offering, including the merits and risks involved.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement.  Any representation to the contrary is a criminal offense. The shares of Preferred Stock, and the shares of Common Stock issuable upon the conversion of the Preferred Stock, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom.  Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time; and

(aa) (For ERISA plans only)    The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

6.             Indemnification.  The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

7.             Irrevocability; Binding Effect.  The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8.             Modification.  This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9.             Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9).  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

10.           Assignability.  This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Units, the shares of Preferred Stock or the shares of Common Stock issuable upon conversion of the Preferred Stock or otherwise contained in the Units shall be made only in accordance with all applicable laws.

11.           Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York relating to contracts entered into and to be performed wholly within such State. The Purchaser hereby irrevocably submits to the exclusive jurisdiction of any New York State court or United States Federal court sitting in New York County over any action or proceeding arising out of or relating to this Subscription Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court.  The Purchaser further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum.  The Purchaser further agrees that any action or proceeding brought against the Company or the Placement Agent shall be brought only in New York State or United States Federal courts sitting in New York County. THE PURCHASER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

12.           Blue Sky Qualification.  The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable Federal and state securities laws.  The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

13.           Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

14.           Confidentiality.  The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence.  The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

15.           Power of Attorney.  The Purchaser hereby appoints William P. Dioguardi, and any other duly authorized officer of the Placement Agent, as his attorney-in-fact, with full power of substitution, to negotiate with the Company, and any firm of investment bankers selected by the Company to serve as its managing underwriter for a possible public offering, the period of time, and other terms and conditions pursuant to which the Purchaser or any transferee of the Purchaser, or any person claiming through the Purchaser, would be restricted from selling, pledging or otherwise transferring any ownership interest in shares of Common Stock of the Company beneficially owned by the Purchaser (the “Lock-up Period”), any transferee of the Purchaser, or any person claiming through the Purchaser, as it relates to a possible public offering and, in each case, to execute and deliver on the Purchaser’s behalf such amendments, documents, agreements and instruments as they shall deem necessary or appropriate in order to effectuate the foregoing on such terms and conditions as the Purchaser’s  attorneys-in-fact shall approve in their sole judgment.

16.           Miscellaneous.

(a)           This Agreement, together with the Stockholders’ Agreement and the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.  The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)           The Purchaser’s representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the shares of Preferred Stock contained in the Units.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)           This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)            Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

17.           Omnibus Signature Page.  This Subscription Agreement is intended to be read and construed in conjunction with (a) the Stockholders’ Agreement and (b) the Registration Rights Agreement pertaining to the issuance by the Company of the shares of Preferred Stock to subscribers pursuant to the Memorandum.  Accordingly, pursuant to the terms and conditions of this Subscription Agreement and such related agreements it is hereby agreed that the execution by Purchaser of this Subscription Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Stockholders’ Agreement and the Registration Rights Agreement, with the same effect as if each of such separate but related agreement were separately signed.

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Accredited Investor Certification

(Initial the appropriate item(s))

The undersigned further represents and warrants as indicated below by the undersigned’s initials:

A.                                   Individual investors: (Please initial one or more of the following four statements)

1._____              I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) in excess of $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

2._____              I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the most recent two years and I reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

3._____              I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.

4._____              I am a director or executive officer of Prospect Medical Holdings, Inc.

B.                                               Partnerships, corporations, trusts or other entities: (Please initial one of the following seven statements). The undersigned hereby certifies that it is an accredited investor because it is:

1._____              an employee benefit plan whose total assets exceed $5,000,000;

2._____              an employee benefit plan whose investments decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 3(a) of the Securities Act) or an investment adviser registered as such under the Investment Advisers Act of 1940;

3._____              a self-directed employee benefit plan, including an Individual Retirement Account, with investment decisions made solely by persons that are accredited investors;

4._____              an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Units, whose total assets are in excess of $5,000,000;

5._____              a corporation, partnership or Massachusetts or similar business trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Units;

6._____              a trust, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Units; or

7._____              an entity (including a revocable grantor trust but other than a conventional trust) in which each of the equity owners qualifies as an accredited investor under items A(1), (2) or (3) or item B(1) above.

PROSPECT MEDICAL HOLDINGS, INC.

OMNIBUS SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT, STOCKHOLDERS’ AGREEMENT

AND REGISTRATION RIGHTS AGREEMENT

                Subscriber hereby elects to subscribe under the Subscription Agreement for a total of                 Units at a price of $110,000 per Unit (NOTE: to be completed by subscriber) and executes the Subscription Agreement, the Stockholders’ Agreement and the Registration Rights Agreement.

Date (NOTE: To be completed by subscriber):                                , 200

If the purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as JOINT TENANTS with RIGHTS OF SURVIVORSHIP, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number (s)

Signature(s) of Investor(s)	Signature

Address	Date

If the purchaser is a PARTNERSHIP, CORPORATION, TRUST, LIMITED LIABILITY COMPANY or LIMITED LIABILITY PARTNERSHIP:

Name of Partnership,	Federal Taxpayer
Corporation, Trust, Limited	Identification Number
Liability Company or Limited
Liability Partnership

By:	State of Organization:
Name:
Title:	Address:

SUBSCRIPTION FOR          UNITS AND STOCKHOLDERS’ AGREEMENT AND REGISTRATION RIGHTS AGREEMENT ACCEPTED AND AGREED TO

this             day of                 , 200

Prospect Medical Holdings, Inc.

By:
	Authorized Officer	Spencer Trask Representative

For Internal Use Only:	STVI